[Image]    Scudder International Bond Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     April 1, 1997

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     1. What Are The Fund's Objectives?

     Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

     2. What Does The Fund Invest In?

     The Fund invests primarily in high-grade international bonds. These high-grade debt securities will be rated in one of the three highest rating categories of Moody's Investors Service, Inc. (Aaa, Aa or A) or Standard & Poor's (AAA, AA, or A) or, if not rated, considered to be of equivalent quality in local currency terms by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. The Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies which may include the European Currency Unit (ECU). In addition, the Fund may purchase debt securities rated BBB, BB or B by S&P or Baa, Ba or B by Moody's, and unrated securities considered to be of equivalent quality by the adviser, but only to the extent that up to 15% of total assets may be invested in securities rated below BBB by S&P or Baa by Moody's (i.e., "junk bonds").

     The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations; corporate debt securities; bank or bank holding company debt securities; other debt securities, including those convertible into common stock. Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

     The Fund intends to select its investments from a number of market sectors. It intends to have investments in securities of issuers from a minimum of three different countries; however, the Fund may invest substantially all of its assets in securities of issuers located in one country.

     3. What Are The Risks Of Investing In The Fund?

     Investment in foreign securities involves economic and political considerations and possibly legal restrictions not typically found in U.S. markets, which may affect the value of the Fund's investments. Also, investment in foreign securities involves more limited information, higher brokerage costs, different accounting standards, thinner trading markets, the likely impact of foreign taxes on the income and gains from securities, fluctuation of interest rates, and less government supervision of securities exchanges. The Fund's investments are generally denominated in foreign currencies, therefore, the Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations of share price, which is likely to vary from day to day. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risk than a diversified Fund. Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds") carry a greater risk of default and more price volatility than securities rated investment-grade.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking income and potential capital appreciation through a managed portfolio of foreign debt securities and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price during the interim, and
        o have or plan to have other investments for the benefit of diversification.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder International Bond Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended June 30, 1996.

       Investment management fee                          0.85%

       12b-1 fees                                         None

       Other expenses                                     0.41%
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       Total Fund operating expenses                      1.26%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $13            $40               $69               $152

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on July 6, 1988, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on March 31, 1997 was 4.99%.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

        BAR CHART TITLE: Total returns for years ended December 31:
        BAR CHART DATA:
                            1989        7.23%
                            1990       21.11
                            1991       22.23
                            1992        7.62
                            1993       15.83
                            1994       -8.61
                            1995        8.50
                            1996        3.54


                    The Fund's Average Annual Total Return
                    for the period ended March 31, 1997


                             One Year           -.40%
                             Five Years         4.62%
                             Life of Fund       8.43%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager Gary Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in February 1997. Mr. Johnson, who has 16 years of investment industry experience, joined Scudder in 1987. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Mr. Greshin was involved in the original design of the Fund and has been a portfolio manager of the Fund since its inception in 1988. Christopher B. Steward, Portfolio Manager, joined Scudder in 1992 and the Fund's team in 1996. Mr. Steward, who has nine years of investment industry experience, helps set the Fund's investment strategy and contributes special expertise in European investments.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder